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                                                                     EXHIBIT 4.1



COMMON STOCK                                                        COMMON STOCK

                                (PICTURE OF MAN)


                                                                   ______ SHARES

NUMBER IH _________                          THIS CERTIFICATE IS TRANSFERABLE IN
                                            CHARLOTTE, N.C. OR IN NEW YORK, N.Y.
[IASIS Healthcare
Corporation Logo]


                                                               CUSIP 000000 00 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                          IASIS HEALTHCARE CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT




IS THE OWNER OF


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        PAR VALUE OF $.01 PER SHARE, OF


IASIS Healthcare Corporation transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and of the Bylaws of the Corporation and all amendments and supplements thereto, copies of which are on file with the Corporation to all of which the holder by acceptance of this Certificate assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


     Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

          FIRST UNION NATIONAL BANK
         (Charlotte, North Carolina)           TRANSFER AGENT
                                               AND REGISTRAR

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
BY


AUTHORIZED SIGNATURE    /S/ FRANK A. COYLE             /S/ DAVID R. WHITE

                        SECRETARY & GENERAL COUNSEL    CHAIRMAN & CHIEF EXECUTIVE OFFICER
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                          IASIS HEALTHCARE CORPORATION


     THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED. SUCH REQUEST MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO ITS TRANSFER AGENT.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common            UNIF GIFT MIN ACT-     Custodian
TEN ENT - as tenants by the entireties                      ____________________
JT TEN  - as joint tenants with rights                      (Cust)       (Minor)
          of survivorship and not as
          tenants in common                                 under Uniform Gifts
                                                                to Minors
                                                            Act ________________
                                                                   (State)


    Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated



                         _______________________________________________________

                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.



          KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.